                                                             EXHIBIT (8)(a)(iii)

                                AMENDMENT NO. 5
                            PARTICIPATION AGREEMENT

         The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Securities Incorporated ("AGSI"), and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

         WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor PLUS Flexible Premium Variable Life Insurance Policy, Form No. 02600;

         NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

2. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

                                  SCHEDULE A


FUNDS AVAILABLE UNDER                 SEPARATE ACCOUNTS UTILIZING SOME OR            POLICIES/CONTRACTS FUNDED BY
    THE POLICIES                               ALL OF THE FUNDS                          THE SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund    American General Life Insurance  Company   .    Platinum  Investor I Flexible Premium Variable
AIM V.I. Premier Equity Fund          Separate Account VL-R  Established:  May        Life Insurance Policy
                                      1, 1997                                         -     Policy Form No. 97600

                                                                                 .    Platinum    Investor   II   Flexible   Premium
                                                                                      Variable Life Insurance Policy
                                                                                      -     Policy Form No. 97610

                                                                                 .    Corporate  America - Variable Flexible Premium
                                                                                      Variable Life Insurance
                                                                                      -     Policy Form No. 99301

                                                                                 .    Platinum   Investor   Survivor  Last  Survivor
                                                                                      Flexible   Premium   Variable  Life  Insurance
                                                                                      Policy
                                                                                      -     Policy Form No.  99206

                                                                                 .    Platinum  Investor  Survivor II Last  Survivor
                                                                                      Flexible   Premium   Variable  Life  Insurance
                                                                                      Policy
                                                                                      -     Policy Form No.  01206

                                                                                 .    Platinum   Investor   III   Flexible   Premium
                                                                                      Variable Life Insurance Policy
                                                                                      -     Policy Form No.  00600

                                                                                 .    Platinum   Investor  PLUS   Flexible   Premium
                                                                                      Variable Life Insurance Policy
                                                                                      -     Policy Form No.  02600

AIM V.I. Value Fund                                                              .    Legacy Plus  Flexible  Premium  Variable  Life
                                                                                      Insurance Policy
                                                                                      -     Policy Form No. 98615

AIM V.I. Capital Appreciation Fund                                               .    The  One   VUL   Solution   Flexible   Premium
AIM V.I. Government Securities Fund                                                   Variable Life Insurance Policy
AIM V.I. High Yield Fund                                                              -     Policy Form No.  99615
AIM V.I. International Equity Fund


AIM V.I. International Equity Fund                                               .    Legacy Plus  Flexible  Premium  Variable  Life
                                                                                      Insurance Policy
                                                                                      -     Policy Form No.  99616

AIM V.I. International Equity Fund    American General Life Insurance  Company   .    Platinum Investor Variable Annuity
AIM V.I. Value Fund                   Separate Account D                              -     Policy Form No. 98020
                                      Established: November 19, 1973

Effective Date: May 14, 2002

                                           AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                                    By:
        ------------------------              ------------------------------
        Name:  Nancy L. Martin                Name:  Robert H. Graham
        Title: Assistant Secretary            Title: President

(SEAL)

                                           A I M DISTRIBUTORS, INC.


Attest:                                    By:
        ------------------------              -------------------------------
        Name:  Nancy L. Martin                Name:  Michael J. Cemo
        Title: Assistant Secretary            Title: President

(SEAL)


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest:                                    By:
        ------------------------                  -----------------------------
Name:                                      Name:
        ------------------------                  -----------------------------
Title:                                     Title:
        ------------------------                  -----------------------------

(SEAL)

                                        AMERICAN GENERAL DISTRIBUTORS, INC.

Attest:                                 By:
        ------------------------               --------------------------

Name:                                   Name:
        ------------------------               --------------------------

Title:                                  Title:
        ------------------------               --------------------------

(SEAL)